THE PURISIMA FUNDS

Supplement dated August 19, 2014
to the Statement of Additional Information dated December 31, 2013

The following revision to The Purisima Funds’ Statement of Additional Information (“SAI”) is effective immediately.

The following disclosure is added on page 4 as a new paragraph (before the final paragraph) under the heading “Foreign Obligations and Securities” in the section titled, “ADDITIONAL INVESTMENT INFORMATION”:

Although there is no limit on the portion each Fund may invest in non-U.S. issuers either directly or through ADRs, GDRs and similar instruments, each Fund will limit its investment in any single non-U.S. issuer to 5% of its net assets at time of purchase.

Please keep this Supplement with your Statement of Additional Information.